SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

CG Oncology, Inc.

(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on June 4, 2026 For Stockholders of Record as of April 7, 2026

CG Oncology, Inc.
Annual Meeting of Stockholders

Thursday, June 4, 2026 at 10:00 AM, Pacific Time

Annual Meeting to be held live via the Internet - Please visit www.proxydocs.com/CGON for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/CGON

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/CGON

To vote your proxy while visiting this site, you will need the control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 25, 2026.

To order paper materials, use one of the following methods.

Internet:
www.investorelections.com/CGON

Call:
1-866-648-8133 (toll-free)

Email:
paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Your control number

Have the control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

CG Oncology, Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ALL DIRECTOR NOMINEES ON PROPOSAL 1
FOR PROPOSALS 2 AND 3
FOR EVERY 1 YEAR ON PROPOSAL 4

	PROPOSAL
1.	To elect the Board's two nominees for Class II director named as nominees to hold office until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified, or until their earlier death, resignation or removal.
	1.01 Christina Rossi
	1.02 Victor Tong, Jr.
2.	To ratify the appointment by the Audit Committee of the Board of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.	To approve, on an advisory basis, the compensation of the Company's Named Executive Officers.
4.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company's Named Executive Officers.

Note: Your proxy holder will also vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.